SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                          -----------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): March 31, 2004


                                BEXIL CORPORATION
                -------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


          Maryland                     005-51849             13-3907058
(State or Other Jurisdiction of (Commission File Number)    (IRS Employer
        Incorporation)                                    Identification No.)



                   11 Hanover Square  New York, NY               10005
               (Address of Principal Executive Offices)        (ZIP Code)


       Registrant's telephone number, including area code:  1-212-785-0400


                                 Not Applicable
                -------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 7. Financial Statements and Exihibits.

          (c)  Exhibits.


               Exhibit No.   Description of Exhibit
               ==========    =================================================
                    99.1     Press Release announcing its financial results for
                             the first quarter ended March 31, 2004.

Item 12. Results of Operations and Financial Conditions.

     On May 17, 2004, Bexil Corporation (the "Company") issued a press release announcing financial results for the first quarter ended March 31, 2004. A copy of the May 17, 2004 press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

     The information contained in this report on Form 8-K (including the exhibit) is being furnished pursuant to Item 5 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing made by the Company under the Securities Act of 1933, as amended or the Exchange Act, except as expressly set forth by specific reference in such a filing.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                BEXIL CORPORATION


Date:     May 17, 2004                          /s/ Thomas B. Winmill
                                                ---------------------
                                                    Thomas B. Winmill
                                                    President

                                  EXHIBIT INDEX
                                  -------------

Exhibit Number                                  Exhibit Description
--------------                                  -------------------

     99.1                               Press Release announcing its financial
                                         results for the first quarter ended
                                                  March 31, 2004.

Exhibit 99.1

    Bexil Corporation Announces Financial Results for the First Quarter 2004

New York - Bexil Corporation (AMEX: BXL) today announced its financial results for the first quarter ended March 31, 2004


                                                       2004               2003
                                                       ----               ----

Revenues:
     Interest and other income                      $  65,441         $  45,822
Equity in earnings of unconsolidated affiliate        519,511           953,371
                                                    ---------         ---------
                                                      584,952           999,193
                                                    ---------         ---------
Expenses:
     General and administrative                       203,493           120,843
     Communication costs                                4,785             3,670
     Professional fees                                 18,798            23,020
                                                    ---------         ---------
                                                      227,076           147,533
                                                    ---------         ---------

Income before income taxes                            357,876           851,660
Income tax expense (benefit)                          (17,244)           39,803
                                                    ---------          --------
Net income                                          $ 375,120         $ 811,857
                                                    =========         =========

Per share net income:

       Basic                                           $ 0.43            $ 0.94
       Diluted                                         $ 0.43            $ 0.94

Average shares outstanding:

       Basic                                          879,571           865,111
       Diluted                                        880,928           865,111



Contact: William G. Vohrer
         Treasurer
         1-212-785-0400, ext. 279
         wvohrer@bexil.com